UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2016

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 653-8881
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01—Regulation FD Disclosure.

As previously disclosed, on December 9, 2015, Blount International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ASP Blade Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and ASP Blade Merger Sub, Inc., a newly formed Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  Parent and Merger Sub are beneficially owned by affiliates of American Securities LLC.  Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the Merger (other than certain excluded shares) will be converted into the right to receive $10.00 in cash, without interest.

This Current Report on Form 8-K is being furnished to disclose certain information (the “Selected Information”) that the Company intends to make available to prospective debt financing sources that are expected to finance a portion of the consideration payable by Parent to the Company’s stockholders in connection with the transactions contemplated by the Merger Agreement.  Completion of the Merger remains subject to approval by the Company’s stockholders, receipt of certain regulatory approvals and other customary closing conditions.  There can be no assurance that the Merger will be completed, and the contemplated financing will not occur if the Merger is not completed.

The Selected Information, which is contained in Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01, constitutes only a portion of the materials being made available to prospective lenders and is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company disclaims any intention or obligation to update or revise any such information as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law.  By furnishing the information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information contained herein or therein or that the dissemination of any such information is required by Regulation FD.

The Selected Information includes the presentation and discussion of certain financial information that differs from that which is reported by the Company in accordance with accounting principles generally accepted in the United States (“GAAP”).  The non-GAAP financial measures as set forth in the Selected Information may differ from similarly titled measures presented by other companies. The Company has provided reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.  Readers are encouraged to review the related GAAP financial measures and such reconciliations, and readers should consider non-GAAP financial measures only as supplements to, not as substitutes for or as superior measures to, measures of financial performance prepared in accordance with GAAP.

The information contained in this Section 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such Section, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

“Forward-looking statements” in this Current Report on Form 8-K (including Exhibit 99.1 hereto), including without limitation statements regarding the proposed transaction, the expected timetable for completing the proposed transaction, the Company’s “outlook,” “expectations,” “beliefs,” “plans,” “indications,” “estimates,” “anticipations,” “guidance” and their variants, as defined by the Private Securities Litigation Reform Act of 1995, are based upon available information and upon assumptions that the Company believes are reasonable; however, these forward-looking statements involve certain risks and should not be considered indicative of actual results that the Company may achieve in the future. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, in particular, among other things, the ability to consummate the proposed transaction in the time frame expected by the parties or at all; any conditions imposed on the parties in connection with the consummation of the proposed transactions; the ability to obtain requisite regulatory approvals on the proposed terms and schedule; the ability to obtain approval of the proposed transaction by the Company’s stockholders and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q.  Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by American Securities LLC and P2 Capital Partners, LLC.  In connection with the proposed acquisition, the Company filed a preliminary proxy statement with the SEC on January 12, 2016, and Amendment No. 1 thereto on February 12, 2016, and plans to file other relevant materials with the SEC, including the Company’s proxy statement in definitive form.  Before making any voting decision, stockholders of the Company are urged to read all relevant documents filed with the SEC, including the Company’s definitive proxy statement when it becomes available, because they contain important information about the proposed transaction and the parties to the proposed transaction.  Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company on the Investor Relations Page of its corporate website at http://www.blount.com, or by directing a request to Blount International, Inc., Investor Relations, 4909 SE International Way, Portland, Oregon 97222.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction.  Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2015.  Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the preliminary proxy statement relating to the proposed transaction, Amendment No. 1 thereto and other materials filed by the Company with the SEC, and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.  Investors should read such materials carefully before making any voting or investment decision.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibit is filed as part of this Current Report on Form 8-K:

99.1	Selected information provided to prospective debt financing sources.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.

Date: March 2, 2016	By:	/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Selected information provided to prospective debt financing sources.